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                                                              Exhibit 10(aaa)

                         THIRD AMENDMENT TO CREDIT AGREEMENT


    Agreement is made as of this 11th day of June, 1998 among STARMET CORPORATION, a Massachusetts corporation (f/k/a Nuclear Metals, Inc.) ("StarMet"), STARMET POWDERS, LLC, a Delaware limited liability company ("Powders"), STARMET AEROCAST, LLC, a Delaware limited liability company ("AeroCast"), STARMET COMCAST, LLC, a Delaware limited liability company ("ComCast"), STARMET NMI CORPORATION, a Massachusetts corporation ("NMI"), STARMET CMI CORPORATION, a Delaware corporation (f/k/a Carolina Metals, Inc.) ("CMI"), STARMET HOLDINGS CORPORATION, a Massachusetts corporation ("Holdings"), NMI FOREIGN SALES CORPORATION, a U.S. Virgin Islands corporation ("FSC", and together with StarMet, Powders, AeroCast, ComCast, NMI, CMI and Holdings, the "Borrowers") and STATE STREET BANK AND TRUST COMPANY, a Massachusetts chartered trust company ("Bank").

    WHEREAS, the Borrowers and the Bank are parties to an Amended and Restated Credit Agreement dated as of October 1, 1997 (the "Credit Agreement"); and

    WHEREAS, the parties have agreed to certain modifications;

    NOW THEREFORE, the parties agree as follows:

    1. Section 1.02(a). Amount. Section 1.02(a) of the Credit Agreement is hereby amended by deleting the proviso at the end of Section 1.02(a) and substituting therefor the following:

    "provided that the aggregate of all Advances outstanding at any time less the maximum aggregate liability of the Borrowers under any outstanding letters of credit issued prior to the date hereof or pursuant to this Credit Agreement shall not exceed (i) $9,550,000 through September 30, 1998,
    (ii) $8,050,000 from October 1, 1998 through December 31, 1998, and
    (iii) $6,550,000 on January 1, 1999 and thereafter (such amount as in effect from time to time may be referred to as the "Maximum Credit")."

    2. Section 4.22. Net Income. Section 4.22 of the Credit Agreement, as amended by the Second Amendment to Credit Agreement dated December 29, 1997 among the Borrowers and the Bank (the "Second Amendment"), is hereby amended by deleting the section in its entirety and substituting therefor the following:

    "The Net Income of the Borrowers shall be not less than ($500,000) for the quarter ending June 30, 1998 and not less than $750,000 for the quarter ending September 30, 1998 and each quarter thereafter."


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    3.  Effectiveness.  This Third Amendment to Credit Agreement shall become effective upon (a) execution of this Third Amendment by the Borrowers and the Bank and (b) receipt by the Bank of evidence satisfactory to the Bank that the Borrowers are authorized to execute this Third Amendment.

    4.  Miscellaneous.

         (a) The Borrowers hereby confirm to the Bank that the representations and warranties of the Borrowers set forth in Article II of the Credit Agreement are true and correct as of the date hereof, as if set forth herein in full.

         (b) There is no Event of Default, and no condition which, with the passage of time or giving of notice or both, would constitute an Event of Default under the Credit Agreement except as amended or waived in this Third Amendment.

         (c) Except as set forth above and in the First Amendment dated as of December 9, 1997, and the Second Amendment, the Credit Agreement remains in full force and effect.

    IN WITNESS WHEREOF, the parties have executed this Third Amendment to Credit Agreement under seal as of the date first above written.


                                 STARMET CORPORATION


                                        By: /s/ James M. Spiezio
                                            -------------------------
                                        Name:   James M. Spiezio
                                        Title:  Vice President Finance
                                                and Administration


                                 STARMET POWDERS, LLC


                                         By: /s/ James M. Spiezio
                                            -------------------------
                                        Name:    James M. Spiezio
                                        Title:   Treasurer


                                STARMET AEROCAST, LLC


                                         By: /s/ James M. Spiezio
                                            -------------------------
                                        Name:    James M. Spiezio
                                        Title:   Treasurer


                                 STARMET COMCAST, LLC


                                         By: /s/ James M. Spiezio
                                            -------------------------
                                        Name:    James M. Spiezio
                                        Title:   Treasurer


                               STARMET NMI CORPORATION


                                         By: /s/ James M. Spiezio
                                            -------------------------
                                        Name:    James M. Spiezio
                                        Title:   Treasurer

                                         -3-
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                               STARMET CMI CORPORATION


                                         By: /s/ James M. Spiezio
                                            -------------------------
                                        Name:    James M. Spiezio
                                        Title:   Treasurer


                             STARMET HOLDINGS CORPORATION


                                         By: /s/ James M. Spiezio
                                            -------------------------
                                        Name:    James M. Spiezio
                                        Title:   Treasurer


                            NMI FOREIGN SALES CORPORATION


                                         By: /s/ James M. Spiezio
                                            -------------------------
                                        Name:    James M. Spiezio
                                        Title:   Treasurer


                             STATE STREET BANK AND TRUST
                                       COMPANY

                                         By: /s/ William R. Dewey, IV
                                            -------------------------
                                        Name:    William R. Dewey, IV
                                        Title:   Vice President